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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934, as amended


     Date of Report (Date of earliest event reported):  October 22, 1996




                  GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


           (as depositor under the Pooling and Servicing Agreement,
      to be dated as of November 1, 1996, providing for the issuance of
       Commercial Mortgage Pass-Through Certificates, Series 1996-C1)


                  GMAC COMMERICAL MORTGAGE SECURITIES, INC.
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            (Exact name of registrant as specified in its charter)


   Delaware                      33-94448                   23-2811925
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(State or Other Jurisdiction     (Commission              (I.R.S. Employer
of Incorporation)                File Number)             Identification Number)


650 Dresher Road
Horsham, Pennsylvania                                       19044
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(Address of Principal                                     (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:  (215) 682-3480
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Item 5.         Other Events

                On or about November 6, 1996, the Registrant will cause the issuance and sale of GMAC Commercial Mortgage Securities, Inc., Series 1996-C1 Commercial Mortgage Pass-Through Certificates, Class X-1, Class X-2, Class A-1, Class A-2A, Class A-2B, Class B, Class C, Class D and Class E Certificates (collectively, the "Registered Certificates") and Class F, Class G, Class H, Class R-I, Class, R-II and Class R-III Certificates pursuant to a Pooling and Servicing Agreement, to be dated as of November 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as servicer and State Street Bank and Trust Company as trustee.

                In connection with the expected sale of the Registered Certificates, Goldman, Sachs & Co. and Morgan Stanley & Co.
       Incorporated (together, the "Underwriters") has advised the Registrant that it has furnished to prospective investors certain collateral information with respect to the mortgage loans underlying the proposed offering of the Registered Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed as exhibits to this report.

                The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Registered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                In addition, the actual characteristics and performance of the mortgage loans underlying the Registered Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the mortgage loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Registered Certificates.



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Item 7.        Financial Statements Pro Forma Financial Information and Exhibits

           (a) Financial Statements.

               Not applicable.

           (b) Pro Forma Financial Information.

               Not applicable.

           (c) Exhibits

                                 Item 601(a) of
                                 Regulation S-K
Exhibit No.                      Exhibit No.              Description
-----------                      -----------              -----------

     1                               99.1                 Collateral Term Sheets

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  GMAC COMMERCIAL MORTGAGE
                                                  SECURITIES, INC.


                                                  By:  /s/ Elisa George
                                                       ------------------------
                                                       Elisa George
                                                       Vice President




Dated:   October 22, 1996
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                                EXHIBIT INDEX





                     Item 601 (a) of                                Sequentially
Exhibit              Regulation S-K                                 Numbered
Number               Exhibit No.          Description               Page
--------             -----------          -----------               ------------

   1                     99.1             Collateral Term Sheets          6